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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 7, 2001
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                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                                                      77-0250147
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( State or other jurisdiction of               (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94085
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
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                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On March 7, 2001, General Magic, Inc., the Registrant, issued a press release announcing its financial results for the fourth quarter and year ended
December 31, 2000. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No.    Description

            99.1 Press release of the Registrant, dated March 7, 2001, announcing operating results for the fourth quarter and year ended December 31, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General Magic, Inc.


                                       By: /s/ MARY E. DOYLE
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March 8, 2001                             Mary E. Doyle
                                          General Counsel and Secretary


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                                  EXHIBIT INDEX

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
Exhibit No.       Description
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
   99.1           Press release of the Registrant, dated March 7, 2001,
                  announcing operating results for the fourth quarter and year ended December 31, 2000.


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